UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22282

Cook & Bynum Funds Trust
(Exact name of Registrant as Specified in Charter)

820 Shades Creek Parkway, Suite 2450
Birmingham, AL 35209
(Address of Principal Executive Office)

205-994-2815
(Registrant's Telephone Number, including Area Code)

Mr. J. Dowe Bynum
820 Shades Creek Parkway, Suite 2450
Birmingham, Alabama 35209
(Name and Address of Agent for Service)

With copies  to:

David J. Baum, Esq.
Alston & Bird LLP
950 F Street, N.W.
Washington, DC 20004

Date of fiscal year end:  September 30

Date of reporting period:  October 1, 2010 – March 31, 2011

Item 1.	Reports to Shareholders.

Table of Contents

Shareholder Letter	1

Manager Commentary	6

Disclosure of Fund Expenses	9

Schedule of Investments	10

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	16

Additional Information	22

The Cook & Bynum Fund	Shareholder Letter
March 31, 2011 (Unaudited)

Dear Partners:

For the six month period ended March 31, 2011, The Cook & Bynum Fund (the “Fund”) gained 9.47% net of all costs. The S&P 500 plus Dividends (“S&P”) was up 17.31% over the same period. For the rolling one year period ended March 31, 2011, the Fund gained 10.39% compared to a gain of 15.64% for the S&P. Since inception on July 1, 2009 through March 31, the Fund is up 32.06% compared to 48.74% for the S&P.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY.

Given the prevailing market conditions, our underperformance relative to our key benchmark is not surprising. As we write this letter in April 2011, U.S. Ten Year Treasury Notes are yielding a meager 3.4%. If markets are at all efficient, attractive opportunities such as those that existed in March 2009 should be scarce. And without the prospects for satisfactory returns, we see many investors stretching for yield. Whether consciously or unconsciously, these managers are taking on much more risk despite having lower expected returns; this strikes us as folly and a potential recipe for permanent capital loss. When others are reaching, our tendency is to pull back. Accordingly, we are finding it difficult to identify appealing businesses selling for prices that grant us the “margin of safety”1 we demand.

We do remain hopeful that market conditions will arise again that provide us the opportunity to buy securities at discount prices. Fortunately, it is not necessary for the overall market to decline for us to find a few compelling things to do. We simply need a sell-off in a particular country, sector, or individual company. In fact, we are currently buying one such company whose stock has retreated to what we believe is an attractive price. The Fund’s cash levels have fallen as a consequence, but we remain committed to never deploying any capital unless we believe a proper margin of safety is present.

Dissecting an Investment

As a way of further elucidating our investment approach, we wanted to illustrate part of the research and investment process for one of our largest holdings, Embotelladoras Arca, S.A.B. de C.V.

Coca-Cola in Mexico
Going back to some of our first trips to Mexico, we have always been struck by the strength of the Coca-Cola business there. In Mexico, Coca-Cola enjoys a much better competitive position relative to Pepsi and to other brands than it does in the United States due primarily to:

1 Graham, Benjamin. “Chapter 20: ‘Margin of Safety’ as the Central Concept of Investment.” The Intelligent Investor, 512-534. New York: HarperCollins, 1973.

Semi-Annual Report | March 31, 2011	1

Shareholder Letter	The Cook & Bynum Fund
March 31, 2011 (Unaudited)

•
Brand Dominance. More than sixty years ago, when it first entered the Mexican market in a significant way, Pepsi attempted to gain market share by offering its products at a lower price point than Coca-Cola. Mexican consumers, as consumers typically do with low-priced, branded consumer products, equated the cheap price with low quality. That brand positioning in the minds of the Mexican consumer has not changed appreciably since. Our extensive channel checks across Mexico find Pepsi consistently selling at a 10-30% discount to Coca-Cola on the shelves of many different sizes and types of retailers. Pepsi is generally priced similar to the important B-brand, Big Cola, which is produced by a Peruvian company. In fact, we think it is more accurate to think of Pepsi as a “B” brand in Mexico, with no “A” competition for Coca-Cola at all.

•
Distribution Excellence and Reach. In Mexico, about 64% of beverage sales occur in the informal market of “mom and pop” stores. These stores can be converted living rooms, roadside stalls, or small corner shops and are logistically difficult for a bottler to service. Because of their sheer numbers and the low sales from each, being able to profitably distribute to all of these mom and pop stores requires substantial market share and scale. Only four companies in Mexico have built these advantages: Coca-Cola (the bottler in each territory), Grupo Bimbo (bread & confectionary), and the dominant brewer for each area.2

We have visited hundreds of these mom and pop stores. In a very small one, we typically will not find Pepsi or other B-brands for sale at all. In a medium-sized store, we may find competing brands, but what stands out most are the advantages that have accrued to the market share leaders in each category. In these stores, Coca-Cola products will be available cold in refrigerators while competing products almost always will be hot on the shelf. The Coca-Cola bottler installing a cooler in Latin America can typically triple the sales of a particular point of sale, materially aligning the interests of the vendor with Coke. Pepsi’s scale in both capacity and brand presence is too small to afford the necessary capital expenditures to invest in coolers or the other aspects of a first class product presentation.

•
Product Offering Depth & Breadth. Volume leadership gives the Coke bottlers the critical mass to run a successful returnable bottle network. Returnable presentations3 still represent more than a third of sales in Latin America. The profit margins on soft drinks sold in returnable bottles are substantially higher than those for beverages sold in disposable PET (plastic) presentations. With superior market share, Coca-Cola can offer Coke, Coke Light (Diet), Coke Zero, Sprite, and Fanta in single serve, one liter, 2 liter, and 3 liter presentations in many points of sale. By contrast Pepsi is typically only able to offer a single returnable presentation, if a returnable presentation is available at all.

The returnable offering benefits consumers as well as the bottlers. The breadth of presentations available to the Coca-Cola bottler provides strategic options with their pricing to different economic groups. If Pepsi is selling its 2 liter PET presentation for 14 pesos, Coke can offer a returnable 2 liter presentation at the same price (with inherently better margins) along with a 1.5 liter PET presentation at the same price. This “bracketing” is powerful; a consumer can choose between a cold returnable Coke in the same size and price as the hot Pepsi in a nonreturnable bottle, or choose a cold Coke in a smaller-sized nonreturnable bottle. Over and over again consumers choose the Coke product, reinforcing the brand’s position in their minds.

2 FEMSA controls beer sales in northern Mexico, and Grupo Modelo controls the central area, including Mexico City.
3 For clarity, “returnables” are glass bottles that are returned by consumers when they exchange empty bottles for filled ones or for a deposit. Bottlers can reuse returnable bottles 15-20 times.

2	www.cookandbynum.com

The Cook & Bynum Fund	Shareholder Letter
March 31, 2011 (Unaudited)

Research of and Investment in Arca

These favorable market dynamics are strengthened by the tailwind of a generally young population for whom Coke is a cheap, aspirational good. We have previously owned a sizeable stake in FEMSA, which among other things owns about one-third of Coca-Cola FEMSA, which is the largest Coke bottler in Mexico and Latin America. We bought FEMSA in part because we recognized what a wonderful business they had in Coca-Cola FEMSA. Unfortunately, the free floating shares of Coca-Cola FEMSA did not trade cheaply enough relative to intrinsic value for us to purchase directly (i.e. it provided an insufficient margin of safety). So we began looking at the other publicly traded Coke bottlers in Mexico and Latin America more generally to see if there were any with similarly robust business dynamics at cheaper valuations.

Embotelladoras Arca fit the bill. Arca’s sole territory at that time encompassed most of northern Mexico, which is the best Coke market in the world. Citizens there consume over 600 8oz. servings per capita per year of Coca-Cola products compared to U.S. per capita consumption of about 400 8oz. servings per year. Northern Mexico is generally hot and dry and home to most of the Mexican manufacturing base for U.S. exports, which helps make the territory the wealthiest per capita in Mexico.

Arca was created through the merger of three independent, family-owned bottlers in 2000: Proyección Corporativa, S.A. de C.V. (“Procor”); Empresas El Carmen, S.A. de C.V.; and Embotelladoras Argos (“Argos”). The newly formed company subsequently went public in 2001. Because the overwhelming majority of the company’s shares were controlled by the three families, free float was small. Without a large free float available to trade, Wall Street firms were unable to generate large commissions by creating research pieces about Arca. A rather extraordinary company with a $2Bn U.S. market capitalization and solidly growing business remained underfollowed.

We already had a good lay of the retail land from our many hours and miles driving throughout the Mexican countryside on previous visits to investigate other opportunities. In September 2008, we designed an additional driving trip through four bottlers’ territories, including Arca, Contal, and Coca-Cola FEMSA, specifically to compare and contrast their execution in the marketplace and to visit Arca’s headquarters in Monterrey. We set out from Birmingham and drove to Tampico along the Gulf of Mexico, inland to Aguascalientes, and then turned back north to Monterrey. It was clear that Arca was executing very well in both the cities and the countryside. The company distributes to around 194,000 points of sale in its territory of 17 million people while averaging $7,392 in annual revenue for each point of sale. If Pepsi were to distribute to all of these points of sale, it would probably average an unprofitable $1,000 per point. We had previously studied the financials and were intrigued that a company of this size could be trading for 7x forward net earnings while paying roughly a 9% dividend yield. Operating margins were above 20%, and they are generally sustainable because of the business moat characteristics mentioned above. Net debt has remained below two times EBITDA and the company has maintained a mxAAA rating from Standard & Poor’s.4 In total, we were able to buy a wonderful business, run by outstanding professional managers appointed by the three families who had their net worths at stake. The company operates in an industry we feel comfortable predicting and was selling at a very significant discount to our calculation of intrinsic value. Once we returned, we began buying all of the shares we could find.

4 Standard & Poor’s mxAAA rating is a AAA rating for an obligor domiciled in Mexico; this ‘AAA’ rating is functionally equivalent between a Mexican and US issuer and is the highest assigned by S&P. It indicates that the “obligor has an extremely strong capacity to meet its financial commitments” (www.standardandpoors.com).

Semi-Annual Report | March 31, 2011	3

Shareholder Letter	The Cook & Bynum Fund
March 31, 2011 (Unaudited)

Subsequent developments where Arca made particularly effective capital investments caused us to like the company even more:

•
Argentina. Arca purchased the bottling assets of several private bottlers in northern Argentina that did not have the capital or the expertise to invest optimally in their businesses. We flew down to Buenos Aires in the late fall of 2009 to examine the acquisition for ourselves as well as to check out the competitors and peers.5 During this trip, we drove almost 2,000 miles through Argentina and Chile over two weeks to see everything in person from bottling plants to the market. We spoke and toured with regional managers who were singularly focused on digging a deeper moat around their businesses and could not have cared less about next quarter’s earnings. Many of these folks had worked at the private bottlers and had chafed under the limitations of inadequate capital and contented owners. Under the Arca umbrella they had become empowered and incented to grow the franchise value for the long run. This change showed in their obvious passion for the business. You will not learn the same thing about a company by speaking to a polished investor relations person at a conference in Mexico City or New York City.

While traveling in Chile and Argentina, it was apparent that Arca was leveraging its successful, time-tested distribution methods and readily available capital to execute better than its competitors and to compare favorably with its Coca-Cola bottling peers. In fact, in less than 18 months Arca had increased its share of its Argentine market by over 5% through a series of simple initiatives:
–
In Argentina, B brands are even more important than Pepsi (in a good deal of Latin America, Pepsi simply hitches a ride on a beer distributor’s truck; presentation and stocking are frequently poor as a result). One apple-flavored B brand was especially popular in Arca’s Argentine territory. In response to the B brand’s share of that market (about 7% of CSD6 sales), Arca worked with The Coca-Cola Company to develop a Fanta Apple drink with a similar taste to the local B brand. In the first three months, this new Fanta Apple offering took 70% share in the apple flavor category. In a business where driving volume is critical to remaining competitive at dispersed points of sale, this type of improvement further deepens the moat around Arca’s business. The B brands have less capital to both distribute and advertise. With the success in the apple-flavored segment, Arca is duplicating the model in other fruit-flavored categories currently being ceded to local B brands.

–	Relying on the software and systems they had developed in Mexico, Arca rolled out handhelds for their truck drivers that improved market sales data, inventory management, and route optimization.
–
Arca began a marketing initiative to encourage the purchase of more profitable single-serve offerings in a territory where familial (large bottle) sizes were the norm. Despite having lagged Brazil, Chile, and Mexico in economic growth over the last 20 years, Argentina is still one of the wealthiest per capita countries in Latin America. Arca management was tapping the previously unfilled demand for a single serve presentation.

5 Buenos Aires is controlled by Coca Cola FEMSA. Central Argentina and Southern Argentina are controlled by Chilean-based public bottlers Andina and Polar, respectively.
6 CSD = Carbonated Soft Drink

4	www.cookandbynum.com

The Cook & Bynum Fund	Shareholder Letter
March 31, 2011 (Unaudited)

–	Arca invested in refrigerators and presentation/signage at points of sale.

•
Bokados. As a new initiative in Mexico, Arca is leveraging the strength of its distribution network by building a snack food business. Since Arca has a relationship with all of the relevant points of sale, it makes sense to offer snack foods instead of ceding that business to Frito-Lay. Consequently, Arca purchased a regional snack food manufacturer, Bokados, and began immediately expanding the business and placing the products in Arca’s distribution channels. The first few years of results appear promising with sales rising 15% in 2010.

We love businesses that are continually confronted with “easy” reinvestment decisions like these that produce a virtuous circle for them and continuous challenges for their competitors. With these investments, we were more convinced Arca’s moat was expanding as they took advantage of the opportunities presented. We increased the size of our stake as we revised our calculation of intrinsic value upwards from what we had originally estimated. Our chief regret is that at current prices we will not be able to continue to buy the company with new investment dollars. Though this investment summary is admittedly an incomplete picture, we hope it demonstrates the framework we use to evaluate a business.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund. We invest substantially all of our liquid net worth alongside our investors – we expect to earn the same results as you. We have deliberately designed this Fund’s structure and our rule of investing in the funds to align, as closely as possible, our incentives with your goals. We eschew leverage to minimize risk and to maximize long-term returns. We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain. We insist on a margin of safety in the hope of avoiding permanent losses of capital, and we never feel pressured to make an investment. If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us. Additional information about this mutual fund offering can be found at www.cookandbynum.com.

Respectfully,

Richard P. Cook
J. Dowe Bynum

Semi-Annual Report | March 31, 2011	5

Manager Commentary	The Cook & Bynum Fund
March 31, 2011 (Unaudited)

As of March 31, 2011, the unaudited net asset value (NAV) attributable to the 3,534,476 shares outstanding of the Fund was $12.87 per share. This compares with an audited NAV of $11.94 per share as of the Fund’s annual report dated September 30, 2010. Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment through 3.31.11

Average Annual Total Return

	1 Year	Since Inception*
The Cook & Bynum Fund	10.39%	17.24%
S&P 500 Index†	15.64%	25.50%

* Fund inception date of July 1, 2009.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements. Without these waivers and reimbursements, performance would have been lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Many factors affect performance including changes in market conditions and in response to other economic, political, or financial developments. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY.

† The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. You cannot invest directly in an index.

6	www.cookandbynum.com

The Cook & Bynum Fund	Manager Commentary
March 31, 2011 (Unaudited)

Cook and Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s investment strategy. We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values. There is no guarantee that quoted prices will reflect these appraisals over any short period of time. Additionally, our approach to concentrate the Fund’s holdings in our best ideas will likely result in higher short-term volatility relative to the S&P. Shareholders should note, however, that the S&P is an unmanaged index that incurs no fees, expenses, or tax consequences – it is shown simply to compare the Fund’s performance to a diversified basket of large corporations.

The following chart shows the asset and geographic allocations as a percentage of net assets as of March 31, 2011. Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 3.31.11

Portfolio Changes as of 3.31.11

New Holdings	Eliminations
Microsoft Corporation	None

Despite the general dearth of great investment opportunities in the broader equity markets, we successfully added capital at attractive prices to several of the wonderful businesses already in our portfolio. We also initiated a new position in Microsoft Corporation, which is the global leader in personal computer and server operating systems and productivity software. Microsoft also develops smartphone software, video game consoles, and various other internet and intranet software and software development tools. We added significantly to the Fund’s position in Wal-Mart while also purchasing some additional shares of Proctor & Gamble, Kraft Foods, and Sears Holdings. Unfortunately, due to price appreciation, we were not able to add to our stake in Embotelladoras Arca during the period. However, it remains our largest holding and, as explored in some depth in this report’s shareholder letter, its management team is continuing to expand the moat around the business.

Semi-Annual Report | March 31, 2011	7

Manager Commentary	The Cook & Bynum Fund
March 31, 2011 (Unaudited)

Three securities contributed materially to the Fund’s performance since September 30, 2010. Embotelladoras Arca and Walmart de Mexico rose about 41% and 19%, respectively. The strengthening of the peso versus the U.S. dollar was a meaningful factor in their appreciation. The Coca-Cola Company and Sears Holdings both rose almost 15% for the period, as well. Wal-Mart was the only holding that declined; it was down less than 1% before dividends.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities to the extent that CBCM believes that we are able to find businesses with appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (e.g. U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when suitable equity investments present themselves. At the end of the semi-annual period, the Fund had 28.1% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury bills). CBCM anticipates that this percentage of assets invested in cash equivalents is higher than the average will be over time, but we will not buy other securities without the appropriate return profile and margin of safety. There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio managers and their spouses have a significant personal stake in the Fund. Your portfolio managers also do not invest with outside managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, call 1-877-839-COBY or visit www.cookandbynum.com. Read the prospectus carefully before investing.

8	www.cookandbynum.com

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2011 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from October 1, 2010 through March 31, 2011.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning		During period
	Account	Ending Account	10/1/10 to
	Value 10/1/10	Value 3/31/11	3/31/11(1)	Expense Ratio(2)
Actual Fund Return	$1,000.00	$1,094.70	$9.82	1.88%
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,015.56	$9.45	1.88%

(1)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (182), then divided by 365.

(2)	The Fund's expense ratios have been annualized for the six months ended March 31, 2011.

Semi-Annual Report | March 31, 2011	9

Schedule of Investments	The Cook & Bynum Fund
March 31, 2011 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (49.1%)
Department Stores (5.1%)
Sears Holdings Corp.(1)	27,960	$2,310,894

General Merchandise Stores (15.4%)
Wal-Mart Stores, Inc.	135,440	7,049,652

Household/Cosmetic Products Manufacturing (4.8%)
The Procter & Gamble Co.	35,100	2,162,160

Snack Food Manufacturing (4.9%)
Kraft Foods, Inc. - Class A	71,400	2,239,104

Soft Drink Manufacturing (14.3%)
The Coca-Cola Co.	97,918	6,496,859

Software Publishers (4.6%)
Microsoft Corp.	81,850	2,075,716

TOTAL DOMESTIC COMMON STOCKS
(Cost $20,253,555)		$22,334,385

FOREIGN COMMON STOCKS (22.7%)
Department Stores (0.2%)
Sears Canada, Inc.	3,391	$70,059

General Merchandise Stores (2.4%)
Wal-Mart de Mexico SAB de CV MX	360,000	1,078,385

Soft Drink Bottling and Distribution (20.1%)
Embotelladoras Arca SAB de CV MX	1,589,684	9,207,095

TOTAL FOREIGN COMMON STOCKS
(Cost $4,712,908)		$10,355,539

SHORT-TERM INVESTMENTS (27.8%)
Money Market Fund (27.8%)
Fifth Third U.S. Treasury Money Market Fund, 7 Day Yield 0.010%	12,653,234	$12,653,234

TOTAL SHORT-TERM INVESTMENTS
(Cost $12,653,234)		$12,653,234

10	www.cookandbynum.com

The Cook & Bynum Fund	Schedule of Investments
March 31, 2011 (Unaudited)

Value
TOTAL INVESTMENTS (99.6%)
(Cost $37,619,697)	$45,343,158
TOTAL OTHER ASSETS LESS LIABILITIES (0.4%)	159,465
NET ASSETS (100.0%)	$45,502,623

(1)	Non-income producing security.

Common Abbreviations:
SAB de CV - Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company MX - Mexican Issuers

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See accompanying Notes to Financial Statements.

Semi-Annual Report | March 31, 2011	11

Statement of Assets and Liabilties	The Cook & Bynum Fund
March 31, 2011 (Unaudited)

ASSETS:
Investments, at value (Cost: $37,619,697)	$45,343,158
Foreign currency, at value (Cost: $127,858)	132,741
Interest and dividends receivable	116,172
Prepaid expenses and other assets	8,182
Total Assets	45,600,253

LIABILITIES:
Accrued investment advisory expense	25,104
Accrued fund accounting and administration expense	13,164
Accrued audit expense	8,578
Accrued chief compliance officer expense	4,917
Accrued transfer agency expense	6,125
Accrued printing expense	5,411
Accrued trustees expense	2,276
Accrued custody expense	1,872
Accrued legal expense	28,399
Other payables and accrued expenses	1,784
Total Liabilities	97,630
Net Assets	$45,502,623

COMPOSITION OF NET ASSETS:
Paid in capital	$37,939,976
Accumulated net investment loss	(140,667)
Accumulated net realized loss on investments	(25,030)
Net unrealized appreciation on investments and foreign currency translation	7,728,344
Net Assets	$45,502,623

Shares of common stock outstanding (unlimited number of shares authorized)	3,534,476
Net Asset Value Per Share*	$12.87

* A fee of 2.00% is imposed on all redemptions made within 60 days of initial purchase.

See accompanying Notes to Financial Statements.

12	www.cookandbynum.com

The Cook & Bynum Fund	Statement of Operations
For the Six Months Ended March 31, 2011 (Unaudited)

INVESTMENT INCOME:
Dividends	$249,526
Interest	7,012
Total Investment Income	256,538

EXPENSES:
Investment advisory fees	314,312
Fund accounting and administration fees	77,288
Legal fees	88,853
Chief compliance officer fees	29,918
Transfer agent fees	27,990
Insurance fees	11,271
Auditing fees	8,378
Trustees fees	5,560
Custody fees	3,748
Printing fees	8,626
Miscellaneous	9,993
Total Expenses Before Waiver	585,937
Less fees waived/reimbursed by investment advisor	(192,000)
Net Expenses	393,937
Net Investment Loss	(137,399)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
Investment securities	(25,030)
Net change in unrealized appreciation on:
Investment securities	3,596,655
Foreign currency translation	298,817
Net Realized and Unrealized Gain on Investments and Foreign Currency	3,870,442
Net Increase in Net Assets from Operations	$3,733,043

See accompanying Notes to Financial Statements.

Semi-Annual Report | March 31, 2011	13

Statements of Changes in Net Assets	The Cook & Bynum Fund

	For the Six	For the
	Months Ended	Year Ended
	March 31, 2011	September 30,
	(Unaudited)	2010
FROM OPERATIONS:
Net investment loss	$(137,399)	$(47,237)
Net realized gain/(loss) on investment securities and foreign currency transactions	(25,030)	858,508
Net change in unrealized appreciation on investments and foreign currency translation	3,895,472	3,281,702
Net Increase in Net Assets From Operations	3,733,043	4,092,973

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(30,443)	–
From net realized gains	(603,035)	(258,686)
Total Distributions	(633,478)	(258,686)

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Proceeds from shares sold	5,132,283	10,657,399
Dividends reinvested	633,072	258,686
Value of shares redeemed	(230,568)	(505,690)
Net increase resulting from capital share transactions	5,534,787	10,410,395
Redemption fees	402	580
Net Increase in Net Assets	8,634,754	14,245,262

NET ASSETS:
Beginning of period	36,867,869	22,622,607
End of period*	$45,502,623	$36,867,869
*Includes Accumulated Net Investment Income/(Loss) of:	$(140,667)	$27,175

See accompanying Notes to Financial Statements.

14	www.cookandbynum.com

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Six				For the Period
	Months Ended		For the		July 1, 2009
	March 31, 2011		Year Ended		(inception) to
	(Unaudited)		September 30, 2010		September 30, 2009
Net asset value - beginning of period	$11.94		$10.39		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.04	)(1)	(0.02	)(1)	(0.02)
Net realized and unrealized gain on investments and foreign currency translation	1.16	(1)	1.69	(1)	0.41
Total Income from Investment Operations	1.12		1.67		0.39

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(0.01)		–		–
Net realized gains	(0.18)		(0.12)		–
Total Distributions	(0.19)		(0.12)		–

CAPITAL SHARE TRANSACTIONS:
Redemption fees added to paid-in-capital	0.00	(2)	0.00	(2)	–
Total Capital Share Transactions	0.00	(2)	0.00	(2)	–
Net asset value - end of period	$12.87		$11.94		$10.39

Total Return(3)	9.47%		16.11%		3.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, at end of period (000s)	$45,503		$36,868		$22,623
Ratios to average net assets:
Expenses including reimbursement/waiver	1.88	%(4)	1.88%		1.88	%(4)
Expenses excluding reimbursement/waivers	2.80	%(4)	3.35%		5.60	%(4)
Net investment loss including reimbursement/waiver	(0.66	)%(4)	(0.17)%		(0.85	)%(4)
Net investment loss excluding reimbursement/waiver	(1.57	)%(4)	(1.64)%		(4.57	)%(4)
Portfolio turnover rate	6%		31%		0	%(5)

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)	Less than 1%.

See accompanying Notes to Financial Statements.

Semi-Annual Report | March 31, 2011	15

Notes to Financial Statements	The Cook & Bynum Fund
March 31, 2011 (Unaudited)

1. ORGANIZATION
The Cook & Bynum Fund (the “Fund”) was organized as a non diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest. The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES
A. Security Valuation: Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. To the extent domestic and foreign equity securities are actively traded, they are categorized in level 1 of the fair value hierarchy. Debt securities are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities and are categorized in level 2 of the fair value hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium, and are categorized in level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee. The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated. In either of these cases, the security will be categorized in Level 2 of the fair value hierarchy. In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

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The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2011 (Unaudited)

B. Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

C. Fair Value Measurements: In accordance with accounting principles generally accepted in the United States of America (GAAP), the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

Semi-Annual Report | March 31, 2011	17

Notes to Financial Statements	The Cook & Bynum Fund
March 31, 2011 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2011.

		Level 2 - Other	Level 3 -
		Significant	Significant
Investments in Securities at	Level 1 - Quoted	Observable	Unobservable
Value(1)	Prices(2)	Inputs(2)	Inputs(2)	Total
Domestic Common Stocks	$22,334,385	$–	$–	$22,334,385
Foreign Common Stocks	10,355,539	–	–	10,355,539
Money Market Fund	12,653,234	–	–	12,653,234
TOTAL	$45,343,158	$–	$–	$45,343,158

(1)	For detailed descriptions, see accompanying Schedule of Investments.
(2)
All securities of the Fund were valued using Level 1 inputs during the period ended March 31, 2011. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) is not applicable for this Fund. The Fund did not hold any derivative instruments at any time during the period.

D. Security Transactions Investment Income and Other: Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

E. Federal Income Taxes: It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

F. Distributions to Shareholders: Distributions from net investment income and realized gains, if any, are recorded on the ex dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates: The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.

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The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2011 (Unaudited)

3. FEDERAL TAX INFORMATION
The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities at March 31, 2011, were as follows:

Gross appreciation (excess of value over tax cost)	$7,990,415
Gross depreciation (excess of tax cost over value)	(275,962)
Net unrealized appreciation	7,714,453
Cost of investments for income tax purposes	$37,628,705

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS
The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser. Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of the Fund. At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board. The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund. The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid at an annual rate equal to 1.5% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.88% of average daily net assets through February 1, 2012. Without this agreement, expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.88%, but only to the extent it does not cause the operating expenses to exceed 1.88% of average daily net assets. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. As of the six months ended March 31, 2011 and the year end September 30, 2010, the Adviser may in the future recover fee reductions and expense reimbursements totaling $192,000 and $420,715, respectively, from the Fund. The Adviser may recover these amounts no later than September 30, 2013 and 2012, respectively.

Semi-Annual Report | March 31, 2011	19

Notes to Financial Statements	The Cook & Bynum Fund
March 31, 2011 (Unaudited)

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.

Administrative Agreement: Pursuant to a Fund Accounting and Administration Agreement, ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund.

Distribution Agreement: ALPS Distributors, Inc. (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.

Transfer Agency Agreement: ALPS, pursuant to a Transfer Agency and Services Agreement, serves as Transfer Agent for the Fund.

Chief Compliance Officer Agreement: An employee of ALPS, pursuant to a Chief Compliance Officer (“CCO”) Agreement, serves as CCO for the Trust.

Two employees of ALPS are also officers of the Fund.

Custody Agreement: Fifth Third Bank acts as custodian for the Fund.

5. INVESTMENT TRANSACTIONS
During the period ended March 31, 2011, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $6,267,311 and $1,563,831, respectively.

6. SHARES OF BENEFICIAL INTEREST
On March 31, 2011, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

	For the Six
	Months Ended	For the
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
Beginning Shares	3,086,738	2,178,300
Shares Sold	415,259	930,811
Shares Issued in Reinvestment of Distributions	51,054	22,652
Total	3,553,051	3,131,763
Less Shares Redeemed	(18,575)	(45,025)
Ending Shares	3,534,476	3,086,738

7. BENEFICIAL OWNERSHIP
The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2011, Charles Schwab & Co. owned, of record or beneficially, approximately 87.63% of the Fund’s shares.

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The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2011 (Unaudited)

8. NON DIVERSIFICATION & FOREIGN SECURITY RISK
The Fund is non diversified. A non diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Semi-Annual Report | March 31, 2011	21

Additional Information	The Cook & Bynum Fund
March 31, 2011 (Unaudited)

1. COMPENSATION OF TRUSTEES
During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) shall receive an annual retainer of $5,000 with an additional $2,500 paid to the Chairman of the Audit Committee. All Trustees are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings.

2. OTHER INFORMATION
A copy of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund toll-free at 1-877-839-COBY (2629) or on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

The Fund files its complete schedule of positions with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1 800 SEC 0330.

3. TRUSTEES AND OFFICERS
The business affairs of The Cook & Bynum Fund (the “Fund”) are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware. Information pertaining to the Trustees and Officers of the Trust are set forth on the following page. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY(2629).

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The Cook & Bynum Fund	Additional Information
March 31, 2011 (Unaudited)

Interested Trustees and Officers

Other
	Position(s)	Term of Office	Principal	Funds	Trusteeships
Name,	Held with	& Length of	Occupation(s)	Overseen	Held by
Age and Address+	Trust	Time Served**	During Past 5 years	by Trustee	Trustee

J. Dowe Bynum* Age 32	Trustee, Vice President, Secretary	Mr. Bynum has served as a Trustee of the Trust since March 2009.	Mr. Bynum has been a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC since 2006. From August 2001 to December 2006, Mr. Bynum also managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC.	1	None

+	Unless otherwise indicated, the address of each Trustee of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
*	Mr. Bynum is an interested person, as defined in the 1940 Act, of the Trust because of his affiliation with the Adviser.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

Semi-Annual Report | March 31, 2011	23

Additional Information	The Cook & Bynum Fund
March 31, 2011 (Unaudited)

Independent Trustees^

					Other
	Position(s)	Term of Office	Principal	Funds	Trusteeships
Name,	Held with	& Length of	Occupation(s)	Overseen	Held by
Age and Address+	Trust	Time Served**	During Past 5 years	by Trustee	Trustee

Charles H. Ogburn Age 54	Trustee	Mr. Ogburn has served as a Trustee of the Trust since May 2010.	Mr. Ogburn has been Non Executive Chairman of the Board of Crawford & Company since January 1, 2010. From 2001 to 2010, he was Executive Director at the international investment firm Arcapita Inc. Before joining Arcapita, Mr. Ogburn spent more than 15 years at the investment banking firm The Robinson-Humphrey Company Inc.	1	Director, Caribou Coffee Company; Non-Executive Chairman, Crawford & Company

Bruce F. Rogers Age 51	Trustee	Mr. Rogers has served as a Trustee of the Trust since May 2009.	Mr. Rogers has been a Partner with the law firm of Bainbridge, Mims, Rogers & Smith LLP since January 1990.	1	None

^	Trustees who are not “interested persons” of the Trust as defined under the 1940 Act.
+	Unless otherwise indicated, the address of each Trustee of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Trustee serves for an indefinite term.

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The Cook & Bynum Fund	Additional Information
March 31, 2011 (Unaudited)

Additional Officers of the Trust

Term of Office &
Name,	Position(s)	Length of Time	Principal Occupation(s)
Age and Address+	Held with Trust	Served**	During Past 5 years

Richard P. Cook Age 32	President	Mr. Cook has served as President of the Trust since March 2009.
Since 2006, Mr. Cook has served as a Principal of and Portfolio Manager for Cook & Bynum Capital Management, LLC. From August 2001 to December 2006, Mr. Cook also managed individual accounts at Cook & Bynum Capital Mgt. LLC, in Birmingham, Alabama, which also served as sub-advisor to private investment funds Gullane Capital Partners LLC and Gullane Capital Partners Encore LLC.

Lauren Johnson Age 30 c/o ALPS Holdings, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Treasurer	Ms. Johnson has served as Treasurer of the Trust since May 2011.^^
Ms. Johnson is Assistant Vice President of ALPS, and joined in September 2005 as a Fund Controller. Prior to joining ALPS, Ms. Johnson worked for PricewaterhouseCoopers (2003-2005). Ms. Johnson also serves as Treasurer for the Reaves Utility Income Fund, and as Assistant Treasurer for the Caldwell & Orkin Market Opportunity Fund, and Macquarie Global Infrastructure Total Return Fund.

+	Unless otherwise indicated, the address of each Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Officer serves for an annual term or until his or her successor is elected and qualified.
^^
At a meeting of the Board of Trustees held May 18, 2011, the Board of Trustees accepted the resignation of Benjamin Lowe as Treasurer of the Trust. At that same meeting the Board of Trustees elected Ms. Johnson as Treasurer of the Trust.

Semi-Annual Report | March 31, 2011	25

Additional Information	The Cook & Bynum Fund
March 31, 2011 (Unaudited)

Term of Office &
Name,	Position(s)	Length of Time	Principal Occupation(s)
Age and Address+	Held with Trust	Served**	During Past 5 years

Theodore Uhl Age 35 c/o ALPS Holdings, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Chief Compliance Officer	Mr. Uhl has served as Chief Compliance Officer of the Trust since September 30, 2010.
Mr. Uhl joined ALPS in October 2006 and is currently Deputy Compliance Officer of ALPS. Prior to assuming his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served as a Sr. Analyst with Enenbach and Associates (RIA), and as a Sr. Financial Analyst at Sprint.

David A. Hobbs Age 33	Vice President	Mr. Hobbs has served as a Vice President of the Trust since January 2011.	Since May 2010, Mr. Hobbs has served as a Principal and COO of Cook & Bynum Capital Management, LLC. From June 2003 to May 2010 he was a Principal of Founders Investment Banking, LLC.

Ashley A. Morris Age 36	Vice President and Assistant Secretary	Ms. Morris has served as Vice President and Assistant Secretary of the Trust since May 2009.
Ms. Morris has served as Director of Mutual Funds for Cook & Bynum Capital Management, LLC since January 2009. Ms. Morris was Director of Operations for Jason Buha, LLC from 2001 to January 2009 and also an accountant and assistant to the CFO for the YWCA of Central Alabama from 2007 to 2008. Prior to 2001, Ms. Morris was a Corporate Finance Analyst with The Robinson Humphrey Company in Atlanta, Georgia.

+	Unless otherwise indicated, the address of each Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Officer serves for an annual term or until his or her successor is elected and qualified.

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Intentionally Left Blank Page

Intentionally Left Blank Page

Item 2.	Code of Ethics.

Not Applicable to this filing.

Item 3.	Audit Committee Financial Expert.

Not Applicable to this filing.

Item 4.	Principal Accountant Fees and Services.

Not Applicable to this filing.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable to this filing.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

2

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the fiscal period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)
Registrant’s” Code of Ethics for Principal Executive, Financial and Accounting Officers” which is the subject of the disclosure required by Item 2 of Form N-CSR, is incorporated by reference to Exhibit 99.CODETH to the Registrant’s Form N-CSR for its fiscal year ended September 30, 2009, filed electronically with the Securities and Exchange Commission on December 7, 2009.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)
The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COOK & BYNUM FUNDS TRUST

By:	/s/ Richard P. Cook
Richard P. Cook
President (Principal Executive Officer)

Date:	June 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

COOK & BYNUM FUNDS TRUST

By:	/s/ Richard P. Cook
Richard P. Cook
President (Principal Executive Officer)

Date:	June 3, 2011

By:	/s/ Lauren Johnson
Lauren Johnson
Treasurer (Principal Financial Officer)

Date:	June 3, 2011

4